Exhibit 10.3



Consent of Independent Registered Public Accounting Firm


We consent to the use, in this Annual Report of Localiza Master Franchisee Argentina S.A. Form 20-F filed on June 29, 2004 (File No. 333-8128-04), which is incorporated by reference in the Registration Statement on Form F-3 filed on August 24, 2001 (Registration No. 333-13852-04), of our report dated March 12, 2004.



Buenos Aires, Argentina

June 29, 2004


/s/ Deloitte & Co. S.R.L.